Other Current Assets	12 Months Ended
Dec. 31, 2015
Other Current Assets
Other Current Assets

6. Other Current Assets

        Other current assets consisted of the following as at December 31 (in thousands):

	2015	2014
Fair value of swaps	$138	—
Claims receivable	954	$7,856
Advances to suppliers and other assets	3,365	3,784

Total	$4,457	$11,640

        As of December 31, 2015 and December 31, 2014, claims receivable consist of insurance and other claims. As of December 31, 2015 and December 31, 2014, the claim receivable related to a collision incident of the Hanjin Italy outside Singapore amounted to $0.7 million and $7.0 million, respectively.